Exhibit 10.3

                     SEVENTH AMENDMENT TO CREDIT AGRE'EMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of October 29, 1999, among MERIDIAN MEDICAL TECHNOLOGIES, INC. (as successor by merger to Brunswick Biomedical Corporation) a Delaware corporation (the "Borrower"), and ING (U.S.) CAPITAL, LLC, a Delaware limited liability company (formerly known as ING (U.S.) Capital Corporation ("ING"). consisting the sole Lender under the Credit Agreement referenced below (together with its successors and assigns, the "Lenders", and ING in its capacity as Agent for the Lenders.

                                   WITNESSETH:

RECITALS:

A. The Borrower, the Lenders and the Agent have entered into a certain Credit Agreement dared as of April 15, 1996 (the "Credit Agreement"), capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement.

B. The Borrower has requested an amendment to the Credit Agreement to reflect an extension in the nine period during which the Revolving Credit Commitment is $8,500.000 and to reflect changes in the financial covenants, and the Lenders have agreed to so amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 - Amendment to Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of EBITDA in its entirety with the following:

"EBITDA" means, for any period, an amount equal to Net Income plus (to the extent deducted in determining Net Income) interest expense, provisions for income taxes, depreciation, amortization of intangible assets and the right-off of in-process research and development expense, in each case for the Borrower and its Subsidiaries on a consolidated basis; provided, that (a) any calculation of EBITDA that takes into account the fourth quarter of the Borrower's 1997 Fiscal Year shall exclude from such calculation the $1,539,400 pre-tax charge incurred during the fourth quarter of the Borrower's 1997 Fiscal Year, which charge is related to the voluntary producer exchange program instituted during such period, (b) any calculation of EBITDA shall exclude any extraordinary item associated with the extinquishment of Indebtedness as a result of any refinancing of all or any part of the Indebtedness evidenced by the Estate Subordinated Note or the Junior Subordinated Note or the Obligations, (c) any calculation of EBITDA that takes into account the third quarter of the Borrower's 1998 Fiscal Year shall exclude from such calculation the $2,244,000 pre-tax charge incurred during such third quarter of the Borrowers' 1998 Fiscal Year, which charge is related to the EpiPen(R) product recall announced in May 1998, (d) any calculation of EBITDA that takes into account the fourth quarter of the Borrower's 1998 Fiscal Year shall exclude from such calculation the $500,000 pre tax charge incurred during such fourth quarter of the Borrower's 1998 Fiscal Year, which charge is related to the revision of the estimated costs of the EpiPen(R) product recall, and (e) my calculation of EBITDA that takes into account the fourth quarter of all Borrower's 1998 Fiscal Year shall exclude from such calculations the $166,000 pre tax charge incurred during such fourth quarter of the Borrower's 1998 Fiscal Year, which charge is related to the amendment to the Senior Subordinated Note Warrants amending the exercise price thereunder from $11.988 to $7.50 per share of Common Stock that may be purchased under the Senior Subordinated Note Warrants' provided, further, that notwithstanding anything contained herein to the contrary, calculation of EBITDA for my period ending prior to July 31, 2000 shall be made by annualizing all items relating to income or expense for the period consisting of the full Fiscal Quarter(s) elapsed from July 31, 1999 to the end of such period (such annualizing to be calculated by multiplying such items of income and expense by a fraction the numerator of which is 4 and the denominator of which is the actual number of Fiscal Quarters in such period).

         SECTION 2. Amendment to Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of "Revolving Loan Commitment Amount" in its entirety with the following:

"Revolving Loan Commitment Amount" means (I) for the period commencing November 6, 19998 and ending October 31, 2000, $8,500,000 and (ii) for the period commencing November 1, 2000 and ending on the Revolving Loan Commitment Termination Date, $6,500.00.

         SECTION 3. Amendment to Section 6.2.4. Section 6.2.4 of the credit Agreement is hereby amended by replacing said Section in its entirety with the following:

                  SECTION 6.2.4 Financial Condition. From and after the Merger Consummation Date, the Borrower hereby covenants and agrees as set forth below:

     (A) Senior Debt Leverage Ratio. The Borrower will not permit its Senior Debt Leverage Ratio with respect to the twelve-month period ending on the last day of any Fiscal Quarter to be greater than the ratio set forth opposite such Fiscal Quarter (for each Fiscal Quarter ending prior to the first anniversary of the Merger Consummation Date, such ratio to be calculated as provided in clause
(g) of this Section 6.2.4.


                  Fiscal Quarter Ending:             Ratio
                  ---------------------              -----
                  October 31, 1996                   3.5:1.0
                  January 31, 1997                   3.5:1.0
                  April 30, 1997                     3.5:1.0
                  July 31, 1997                      3.5:1.0
                  October 31, 1997                   2.0:1.0
                  January 31, 1998                   2.2:1.0
                  April 30, 1998                     2.1:1.0
                  July 31, 1998                      1.9:1.0
                  October 31, 1998                   1.8:1.0
                  January 31, 1999                   1.8:1.0
                  April 30, 1999                     1.6:1.0
                  July 31, 1999                      1.6:1.0
                  October 31, 1999                   1.75:1.0
                  January 31, 2000                   1.75:1.0
                  April 30, 2000                     1.5:1.0
                  July 31, 2000                      1.25:1.0
                  October 31, 2000 and               1.4:1.0
                  thereafter

         (b) Total Debt Leverage Ratio. The Borrower will not permit its Total Debt Leverage Ratio with respect to the twelve-month period ending on the last day at any Fiscal Quarter to be greater than the ratio set forth opposite such Fiscal Quarter (for each Fiscal Quarter ending prior to the first anniversary of the Merger Consummation Date, to be calculated as provided in clause (g) of this
Section 6.2.4):

                  Fiscal Quarter Ending:          Ratio
                  ----------------------          -----

                  October 31, 1997                3.0:1.0
                  January 31, 1998                3.2:1.0
                  April 30, 1998                  3.2:1.0
                  July 31, 1998                   3.0:1.0
                  October 31, 1998                3.0:1.0
                  January 31, 1999                2.9:1.0
                  April 30, 1999                  2.8:1.0
                  July 31, 1999                   2.5:1.0
                  October 31, 1999                3.75:1.0
                  January 31, 2000                3.75:1.0
                  April 30, 2000                  3.5:1.0
                  July 31, 2000                   3.0:1.0
                  October 31, 12000 and           2.2:1.0
                  Thereafter


Senior Debt Service Ratio. The Borrower will not permit its Senior Debt Service Ratio with respect to the twelve-month period ending on the last day of any Fiscal Quarter to be less than the ratio set forth below opposite such Fiscal Quarter (for each Fiscal Quarter ending prior to the first anniversary of the Merger Consummation Date, such ratio to be calculated as provided in clause (g) of this Section 6.2.4.

             Fiscal Quarter Ending                           Ratio
             ---------------------                           -----
             October 31, 1996                                2.0:1.0
             January 31, 1997                                2.0:1.0
             April 30, 1997                                  2.0:1.0
             July 31, 1997                                   2.0:1.0
             October 31, 1997                                3.7:1.0
             January 31, 1998                                3.0:1.0
             April 30, 1998                                  2.4:1.0
             July 31, 1998                                   2.3:1.0
             October 31, 1998                                2.3:1.0
             January 31, 1999                                2.3:1.0
             April 30, 1999                                  2.4:1.0
             July 31, 1999                                   2.5:1.0
             October 31, 1999                                1.75:1.0
             January 31, 2000                                1.75:1.0
             April 30, 2000                                  1.75:1.0
             July 31, 2000                                   2.0:1.0
             October 31, 2000 and                            2.7:1.0
             Thereafter

         (c) Interest Coverage Ratio. The Borrower will not permit its Interest Coverage Ratio with respect to the twelve-month period ending on the last day of any Fiscal Quarter to be less than the ratio set forth below opposite such Fiscal Quarter (for each Fiscal Quarter ending prior to the first anniversary of the Merger Consummation Date, such ratio to be calculated as provided in clause
(g) of this Section 6.2.4.:

              Fiscal Quarter Ending:                        Ratio
              ----------------------                        -----

              October 31, 1997                              2.5:1.0
              January 31, 1998                              2.6:1.0
              April 30, 1998                                2.7:1.0
              July 31, 1998                                 2.8:1.0
              October 31, 1998                              2.9:1.0
              January 31, 1999                              3.0:1.0
              April 30, 1999                                3.1:1.0
              July 31, 1999                                 3.2:1.0
              October 31, 1999                              2.25:1.0
              January 31, 2000                              2.25:1.0
              April 30, 2000                                2.5:1.0
              July 31, 2000                                 2.75:1.0
              October 31, 2000 and                          3.5:1.0
              Thereafter

         (c) Net Worth. The Borrower will not permit its net worth determined In accordance with GAAP as of the last day of my Fiscal Quarter, (1) commencing with the Fiscal Quarter ending on July 31, 1997 and continuing thereafter and including July 31, 1998 to be less than $12,250,000 (2) commencing with the Fiscal Quarter ending on October 31, 1998 and continuing thereafter through and including July 31, 1999, to be less than (A) $12,250,000 plus (B) 80% of Net Income (but not loss) for each Fiscal Quarter ending after July 31, 1997 through and including the last day of the Fiscal Quarter in which this covenant is being tested, (3) commencing with the Fiscal Quarter ending on July 31, 1999 and continuing thereafter through and including October 31, 1999 to be less than $11,500,000, (4) commencing with the Fiscal Quarter ending on October 31, 1999 and continuing thereafter through and including January 31, 2000 to be less than $11,850,000, (5) commencing with the Fiscal Quarter ending on January 31, 2000 and continuing thereafter through and including April 30, 2000 to be less than $12,250,000, (6) commencing with the Fiscal Quarter ending on April 30, 2000 and continuing thereafter through and including July 31, 2000 to be less than $13,000,000 and (7) commencing with the Fiscal Quarter ending on July 31, 2000 and continuing thereafter to be less than (A) $13,000,000 plus (B) 80% of Net Income (but not loss) for each Fiscal Quarter ending after July 31, 2000 through and including the last day of the Fiscal Quarter in which this covenant is being tested: provided, however, that any calculation of net worth and Net Income (and loss) shall exclude the after-tax effect of any extraordinary item associated with the extinquishment of Indebtedness as a result of any partial refinancing of the Obligations.

         (f) EBITDA. The Borrower will not permit EBITDA for the twelve-month period ending on the last day of any Fiscal Quarter to be less than the amount set forth opposite such Fiscal Quarter (for each Fiscal Quarter ending prior to the first anniversary of the Merger Consummation Date, such amount to be calculated as provided in clause (g) of this Section 6.2.4):


             Fiscal Quarter Ending                          Amount
             ---------------------                          ------

             October 31, 1996                               $5,000,000
             January 31, 1997                               $5,000,000
             April 30, 1997                                 $5,000,000
             July 31, 1997                                  $5,000,000
             October 31, 1997                               $7,600,000
             January 31, 1998                               $7,200,000
             April 30, 1998                                 $7,300,000
             July 31, 1998                                  $7,400,000
             October 31, 1998                               $7,600,000
             January 31, 1999                               $8,000,000
             April 30, 1999                                 $8,500,000
             July 31, 1999                                  $9,500,000
             October 31, 1999                               $7,000,000
             January 31, 2000                               $6,900,000
             April 30, 2000                                 $7,250,000
             July 31, 2000                                  $8,350,000
             October 31, 2000 and                           $10,000,000
             Thereafter

         (g) Calculations for Stub Periods. Notwithstanding anything contained herein to the contrary, calculation of all items relating to income or expense (including, without limitation, EBITDA and Interest Expense) for any period ending prior to the first anniversary of the Merger Consummation Date shall be made by annualizing all items relating to income or expense for the period consisting of the full Fiscal Quarter(s) elapsed from the Merger Consummation Date to the end of such period and by using the actual scheduled repayments of indebtedness occurring during such period.

         SECTION 4. Amendment to Section 6.2.5. Section 6.2.5 of the Credit Agreement is hereby amended by replacing said Section in its entirety with the following:

SECTION 5.2.5 Capital Expenditures. The Borrower will not, and will not permit any Subsidiary to make or commit to make any Consolidated Capital Expenditures, except the Borrower and its Subsidiaries may make Consolidated Capital Expenditures during any fiscal year provided (x) no Default or Event of Default has occurred and is continuing and (y) the aggregate amount of Consolidated Capital Expenditures made during such fiscal year (including the amount of Capital Lease Liabilities incurred during such Fiscal Year that in accordance to GAAP is attributable to principal) does not exceed the amount set forth below opposite such fiscal year,

                  Fiscal Year                  Amount
                  -----------                  ------
                  1998                       $3,800,000
                  1999                       $5,000,000
                  2000 and each Fiscal       $3,000,000
                  Year thereafter

provided further, however, that expenditures from insurance proceeds received upon the occurrence of a loss which are made to replace or repair damaged or destroyed assets will not be included in the foregoing calculation.

         SECTION 5. Continuing Effectiveness of Credit Agreement. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms, except as expressly amended or modified by this Amendment.

         SECTION 6. Cost and Expenses. The Borrower agrees to pay all out-of-pocket expenses of the Agent for the negotiation, preparation, execution and delivery of this Amendment (including fees and expenses of counsel to the Agent).

         SECTION 7. Effectiveness: This Amendment shall become effective upon the prior or concurrent receipt by the Agent of each of the following:

         (a) a copy of this Amendment, duly executed by each of the Borrower and the Agent:


         (b) payment by the Borrower of all outstanding fees and expenses of King & Spalding, counsel to the Agent, in the amount of $17,998.34, reimbursable by the Borrower pursuant to Section 9.3 of the Credit Agreement, and acknowledgement of receipt of such payment by King & Spalding.

         SECTION 8 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

         SECTION 9. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together that one and the same agreement. This Amendment shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Agent) shall have been reserved by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

         SECTION 10. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 11. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer its rights to obligations hereunder or under the Credit Agreement except in accordance with the terms of the Credit Agreement.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                     MERIDIAN MEDICAL TECHNOLOGIES, INC.


                     By: /S/ James H. Miller
                         -----------------------
                         James H. Miller
                         President

                             (CORPORATE SEAL)


                     ING (U.S. CAPITAL LLC, in its capacity
                     As agent and Lender


                     By: /S/ Darren J. Wells
                         -----------------------
                         Darren J. Wells
                         Director





(SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT)